CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data	Dec. 31, 2010	Dec. 31, 2009
ASSETS
Investments at fair value	$ 2,283	$ 2,231
Shareholders' Equity:
Common shares par value (in dollars per share)	$ 1.00	$ 1.00
Common shares authorized (in shares)	500,000	500,000
Common shares outstanding (in shares)	51,338	51,189